UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 8, 2020

KOSMOS ENERGY LTD.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35167	98-0686001
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8176 Park Lane Dallas, Texas	75231
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 214-445-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	KOS	New York Stock Exchange London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On September 8, 2020, Kosmos Energy Operating (“Kosmos Operating”), a subsidiary of Kosmos Energy Ltd. (“Kosmos Energy”), and B.V. Dordtsche Petroleum Maatschappij (“Shell”), a wholly-owned subsidiary of Royal Dutch Shell PLC (LSE: RDSA), entered into a Portfolio Agreement and Share Sale and Purchase Agreement (together, the “Definitive Agreements”) and certain related ancillary agreements for the sale of (A) the shares of the Kosmos Energy’s affiliates in (1) Namibia, holding exploration license PEL0039 covering Blocks 2913A and 2914B located offshore Namibia, (2) Sao Tome and Principe, holding Blocks 6, 10, 11 and 13 located offshore Sao Tome and Principe, and (3) Suriname, holding Block 42 offshore Suriname; and (B) Kosmos Energy’s affiliate’s participating interest in Blocks 3013 and 3113 (North Cape Ultra Deep) offshore South Africa (all as more fully described below), for upfront cash consideration of $96 million (plus the reimbursement of costs incurred by Kosmos Energy from the effective date until closing) and contingent consideration of up to $100 million.

As provided in the Definitive Agreements, the following is a summary of the key terms:

•	At completion, Shell or an affiliate will acquire:

•	All of the shares of KE Namibia Company, which holds a 45% participating interest in the (1) Petroleum Agreement by and between the Government of Republic of Namibia and Signet Petroleum Limited, Cricket Investments (Proprietary) Limited and the National Petroleum Corporation of Namibia, dated June 2011 in respect of petroleum exploration license PEL 0039, pertaining to offshore block 2913A and 2914B, as amended and (2) Joint Operating Agreement by and between Shell Namibia Upstream B.V. and the National Petroleum Corporation of Namibia dated February 20, 2015, as amended.

•	All of the shares of KE STP Company, which holds a:

•	25% participating interest in the (a) Production Sharing Contract by and between The Democratic Republic of Sao Tome and Principe and Galp Energia Sao Tome e Principe, Unipessoal, LDA dated October 26, 2015, as amended and (b) Joint Operating Agreement by and between Galp Energia Sao Tome e Principe, Unipessoal, LDA and Agencia Nacional do Petroleo de Sao Tome E Principe dated October 26, 2015, as amended.

•	35% participating interest in the (a) Production Sharing Contract by and between The Democratic Republic of Sao Tome and Principe, BP Exploration (STP) Limited and Kosmos Energy Sao Tome and Principe dated March 9, 2018, as amended and (b) Joint Operating Agreement by and between BP Exploration (STP) Limited, Kosmos Energy Sao Tome and Principe and Agencia Nacional do Petroleo de Sao Tome E Principe dated September 20, 2108, as amended.

•	35% participating interest in the (a) Production Sharing Contract by and between The Democratic Republic of Sao Tome and Principe and ERHC Energy EEZ, LDA dated July 23, 2014, as amended and (b) Joint Operating Agreement by and between Agencia Nacional do Petroleo de Sao Tome E Principe, Galp Energia Sao Tome e Principe, Unipessoal, LDA and

Kosmos Energy Sao Tome and Principe dated December 13, 2016, as amended.

•	35% participating interest in the (a) Production Sharing Contract by and between The Democratic Republic of Sao Tome and Principe, BP Exploration (STP) Limited and Kosmos Energy Sao Tome and Principe dated March 9, 2018, as amended and (b) Joint Operating Agreement by and between BP Exploration (STP) Limited, Kosmos Energy Sao Tome and Principe and Agenda Nacional do Petroleo de Sao Tome E Principe dated September 20, 2108, as amended.

•	Kosmos Energy South Africa Limited’s 45% participating interest in (a) Exploration Right by the republic of South Africa in favor of OK Energy Limited dated January 10, 2019, as amended and (b) Joint Operating Agreement by and between Shell Exploration and Production (79) B.V., Kosmos Energy South Africa Limited and OK Energy Limited dated September 27, 2019, as amended.

•	All of the shares of KE Suriname Company which holds a 33.33% participating interest in (a) Production Sharing Contract for Exploration, Development and Production by and between Staatsolie Maatschappij Suriname N.V. and Kosmos Energy Suriname dated December 13, 2011, as amended and (b) Joint Operating Agreement by and between Kosmos Energy Suriname and Chevron Suriname Exploration Limited dated November 29, 2012, as amended.

•	Upfront Consideration: Total upfront cash consideration of $96 million, (plus the reimbursement of costs incurred by Kosmos Energy from the effective date until closing), will be paid by Shell or an affiliate at completion of the sale of the purchased assets on a country-by-country basis.

•	Contingent Consideration: Based on the outcome of the first four wells drilled in the purchased assets (other than in South Africa) after completion, Shell or an affiliate will pay $50 million for each discovery (capped in the aggregate at a maximum of $100 million) for which the operating committee under the relevant Joint Operating Agreement has validly approved an appraisal plan that has been submitted for approval to the relevant governmental authority under the relevant host government contract.

•	Conditions Precedent: The acquisition is subject to customary conditions precedent, including regulatory approvals and third party consents.

•	Existing Agreements: The Portfolio Agreement will replace and supersede Kosmos Energy’s and Shell’s Strategic Alliance Agreement with respect to certain regions on a rolling basis upon the completion of the transactions undertaken pursuant to the Definitive Agreements.

The foregoing description of the Definitive Agreements is not complete and is qualified in its entirety by reference to the text of the Definitive Agreements, copies of which will be filed as exhibits to Kosmos Energy’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2020

KOSMOS ENERGY LTD.

By:	/s/ Jason E. Doughty
Jason E. Doughty
Senior Vice President, General Counsel and Corporate Secretary